Exhibit 10.1

EXECUTION COPY

$35,623,410

Senior Subordinated PIK Notes due 2014

Purchase Agreement

dated as of June 27, 2008

among

NEXSTAR BROADCASTING, INC.

as Issuer,

NEXSTAR BROADCASTING GROUP, INC.

as Guarantor,

and

AMERICAN GENERAL LIFE INSURANCE COMPANY

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

AIG LIFE INSURANCE COMPANY

AIG GLOBAL FUNDS – AIG STRATEGIC BOND FUND

AIG GLOBAL FUNDS – AIG US HIGH YIELD BOND FUND

EMPLOYEES RETIREMENT SYSTEM OF TEXAS

FIRST SUNAMERICA LIFE INSURANCE COMPANY

EMD INVEST F.M.B.A.

AMERICAN INTERNATIONAL GROUP, INC. RETIREMENT PLAN

STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN

STICHTING PENSIOENFONDS VOOR HUISARTSEN

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

as Purchasers

(g)	Source of Funds	16

SECTION 3. Additional Covenants		17
(a)	Securities Act Matters	17
(b)	Use of Proceeds	18
(c)	The Depositary	18
(d)	Additional Issuer Information	18
(e)	No Integration	18
(f)	Legended Securities	18
(g)	PORTAL	19
(h)	Payment of Special Counsel Fees	19
(i)	Terrorism Sanctions Regulations	19
(j)	Purchase of Notes	19

SECTION 4. Payment of Expenses		19

SECTION 5. Conditions of the Obligations of the Purchasers		20
(a)	No Material Adverse Change	20
(b)	Opinion of Counsel for the Company	20
(c)	Opinion of Regulatory Counsel for the Company	20
(d)	Opinion of Counsel for the Purchasers	20
(e)	Officers’ Certificate	20
(f)	Secretary’s Certificate	21
(g)	PORTAL Listing	21
(h)	Registration Rights Agreement	21
(i)	Indenture	21
(j)	Additional Documents	21
(k)	Approvals	21
(l)	Liens	21
(m)	Private Placement Number	21
(n)	Changes in Corporate Structure	22

SECTION 6. Reimbursement of Purchasers’ Expenses		22

SECTION 7. Offer, Sale and Resale Procedures		22

SECTION 8. Indemnification		23
(a)	Indemnification of the Purchasers	23
(b)	Notifications and Other Indemnification Procedures	24
(c)	Settlements	24

SECTION 9. Representations and Indemnities to Survive Delivery 25		25

SECTION 10. Notices		25

SECTION 11. Successors		26

SECTION 12. Partial Unenforceability		26

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SECTION 13. Governing Law Provisions	26

SECTION 14. Consent to Jurisdiction	26

SECTION 15. General Provisions	27

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Purchase Agreement

June 27, 2008

American General Life Insurance Company

American General Life and Accident Insurance Company

American International Life Assurance Company of New York

AIG Life Insurance Company

AIG Global Funds – AIG Strategic Bond Fund

AIG Global Funds – AIG US High Yield Bond Fund

Employees Retirement System of Texas

First SunAmerica Life Insurance Company

EMD Invest F.M.B.A.

American International Group, Inc. Retirement Plan

Stichting Pensioenfonds Medisch Specialisten

Stichting Pensioenfonds Voor Huisartsen

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company

c/o AIG Global Investment Corp., as Representative of the several Purchasers

2929 Allen Parkway, A37-01

Houston, Texas 77019-2155

Ladies and Gentlemen:

Nexstar Broadcasting, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Purchasers named in Schedule I (the “Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule I of the Company’s Senior Subordinated PIK Notes due 2014 (the “Notes”).

The Notes will be issued pursuant to an indenture, to be dated as of the Closing Date (as defined in Section 2(b) hereof) (the “Indenture”), among the Company and The Bank of New York, as trustee (the “Trustee”) substantially in the form of Exhibit C hereto, as supplemented by the First Supplemental Indenture thereto among the Company, Nextar Broadcasting Group, Inc., a Delaware corporation (the “Guarantor”), and the Trustee, substantially in the form of Exhibit D hereto. Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantor and the Purchasers, pursuant to which the Company will agree to file, subject to certain exceptions, by December 31, 2009, a registration statement with the Securities and Exchange Commission (the “Commission”) registering the Exchange Securities (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder); provided that if by December 31, 2009 the Company or any of its Affiliates (as defined in Section 1(b))

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has entered into a binding and irrevocable agreement to sell all equity interests in the Company (by way of merger or otherwise) or all of the Company’s assets (subject only to approval of license transfer by the Federal Communications Commission (the “FCC”)), then such date shall be extended to June 30, 2010.

The payment of principal of, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes (as defined in the Registration Rights Agreement) will be fully and unconditionally guaranteed on a senior subordinated basis by the Guarantor pursuant to its guarantee (the “Guarantee.”) The Notes and the Guarantee attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes, if any, and the Guarantee attached thereto are herein collectively referred to as the “Exchange Securities.”

The Securities are to be offered and sold to the Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred after the Closing Date, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A (“Rule 144A”) or Regulations S (“Regulation S”) thereunder).

The Company and the Guarantor hereby confirm their agreement with each of the Purchasers as follows:

SECTION 1. Representations and Warranties. The Company and each Guarantor hereto, jointly and severally, hereby represent, warrant and covenant to each Purchaser on the date hereof and on the Closing Date, as follows:

(a) No Registration Required. Subject to compliance by each Purchaser with the representations and warranties set forth in Section 7 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Purchase Agreement (this “Agreement”) to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, the Guarantor, their respective affiliates as such term is defined in Rule 501 under the Securities Act (each, an “Affiliate”), or any person acting on their behalf (other than the Purchasers, as to whom neither the Company nor the Guarantor makes any representation or warranty) has directly or indirectly, (i) solicited any offer to buy or offered to sell, nor will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require any of the Securities to be registered under the Securities Act or (ii) engaged or

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will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(c) Eligibility for Resale Under Rule 144A. The Securities are not of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) or quoted in a U.S. automated interdealer quotation system.

(d) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantor and will be a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Securities, and in each case, to use its reasonable best efforts to cause such registration statements to be declared effective.

(f) Authorization of the Securities. The Notes to be purchased by the Purchasers from the Company will be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and, at the Closing Date, the Indenture will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(g) Authorization of the Exchange Securities. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange

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Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

(h) Authorization of the Indenture. The Indenture has been duly authorized by the Company and the Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantor, and will, when executed by the Trustee, constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i) Authorization of the Guarantee. The Guarantee in the respective form contemplated by the Indenture, has been duly authorized by the Guarantor and, at the Closing Date, will have been duly executed and delivered by the Guarantor and, when the Notes have been issued and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, will constitute a valid and binding obligation of the Guarantor, enforceable in accordance with their terms, as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(j) No Material Adverse Change. Since the filing of the Guarantor’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (filed with the Commission on May 9, 2008), (i) there has been no Material Adverse Change (as hereinafter defined); (ii) the Company, the Guarantor and their respective subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Guarantor or, except for dividends paid to the Company, the Guarantor or their respective subsidiaries, any of their respective subsidiaries on any class of capital stock or membership or other equity interests, or repurchase or redemption by the Company, the Guarantor or their respective subsidiaries of any class of capital stock or membership or other equity interests.

(k) Preparation of the Financial Statements. The consolidated financial statements of the Company and the Guarantor included in their most recent Annual Report on Form 10-K filed with the Commission present fairly the consolidated financial position of the Company, the Guarantor and their respective subsidiaries as of and at the dates specified in such filing and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.

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(l) Incorporation and Good Standing of the Company, the Guarantor, Etc. Each of the Company, the Guarantor and their respective subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as it is presently conducted and, to the extent each is a party thereto, to enter into and perform their obligations under each of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities and the Indenture. Each of the Company, the Guarantor and their respective subsidiaries is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim other than those currently granted pursuant to the Company’s and the Guarantor’s existing senior credit facilities. Neither the Company nor the Guarantor owns or controls, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule II hereto. None of the outstanding capital stock of any subsidiary of the Company were issued in violation of any preemptive or similar rights of any member or other security holders of such subsidiary.

As used in this Agreement, the term “Material Adverse Change” means any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Guarantor and their respective subsidiaries, considered as one entity.

(m) Capitalization. All of the issued and outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of common stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Quarterly Report on Form 10-Q of the Guarantor for the quarter ended March 31, 2008.

(n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company, the Guarantor or any of their respective subsidiaries is in violation of its charter, by-laws or other formation document, as the case may be, is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company, the Guarantor or any of their respective subsidiaries, is a party or by which it or any of them may be bound or to which any of the property or assets of the Company,

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the Guarantor or any of their respective subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s and the Guarantor’s execution, delivery and performance, as applicable, of this Agreement, the Registration Rights Agreement and the Indenture, and the issuance and delivery of the Securities and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter, by-laws or other organizational document, as the case may be, of any of the Company, the Guarantor or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company, the Guarantor or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, the Guarantor or any of their respective subsidiaries and (iv) will not require any consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, except such as have been obtained or made and are in full force and effect under the Securities Act, the rules and regulations of the FCC, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Guarantor or any of their respective subsidiaries.

(o) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company, the Guarantor or any of their respective subsidiaries or (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company, the Guarantor or any of their respective subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, the Guarantor or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, the Guarantor or their respective subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(p) Intellectual Property Rights. The Company, the Guarantor or their respective subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Company, the Guarantor or their respective subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a

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Material Adverse Change. None of the technology employed by the Company, the Guarantor or their respective subsidiaries has been obtained or is being used by any of them in violation of any contractual obligation binding on it, or to the Company’s knowledge, any of their officers, directors or employees or otherwise in violation of the rights of any person.

(q) All Necessary Permits, Etc. The Company, the Guarantor and each of their respective subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company, the Guarantor nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(r) FCC Licenses. (i) The Company, the Guarantor and their respective subsidiaries hold such validly issued FCC licenses and authorizations as are necessary to operate their respective television stations (the “Stations”) as they are currently operated (collectively, the “FCC Licenses”), and each such FCC License is in full force and effect. The Stations and FCC Licenses of the Company, the Guarantor and their respective subsidiaries are listed on Schedule III hereto, and each of such FCC Licenses has the expiration date indicated on Schedule III.

(ii) The Company has no knowledge of any condition imposed by the FCC as part of any FCC License, which condition is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC or the Communications Act of 1934, as amended (the “Communications Act”) applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act.

(iii) No proceedings are pending or to the knowledge of the Company are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operations, other than any matters which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change and proceedings affecting the television broadcasting industry in general.

(iv) All reports, applications and other documents required to be filed by the Company, the Guarantor and each of their respective subsidiaries with the FCC with respect to the Stations and the issuance and the sale of the Securities contemplated hereby have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and the Company has no knowledge of any matters that would reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on the Company, the Guarantor or any of their respective subsidiaries of any material fines or forfeitures by the FCC, or which would reasonably be expected to result in the

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suspension, revocation, rescission, reversal or modification of any Station’s authorization to operate as currently authorized under the rules and regulations of the FCC and the Communications Act.

(v) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations.

(s) Network Affiliation Agreements. Each of the network affiliation agreements between the broadcast television stations owned or operated by the Company, the Guarantor or any of their respective subsidiaries and CBS Television Network, NBC TV Network, American Broadcasting Companies, Inc., FOX Broadcasting Company or United Paramount Network, respectively, have been duly authorized, executed and delivered by the Company, the Guarantor or the respective subsidiary and constitute valid and legally binding agreements of the respective parties thereto.

(t) Local Services Agreements. The Local Service Agreements between the Company, the Guarantor or their respective subsidiaries and the other parties thereto listed on Schedule IV hereto are a complete list of the Local Service Agreements entered into by the Company, the Guarantor or their respective subsidiaries and have been duly authorized, executed and delivered by the Company, the Guarantor or their respective subsidiaries and constitute valid and legally binding agreements of the respective parties thereto.

(u) Condition of Stations. All of the material properties, equipment and systems of the Company, the Guarantor and each of their respective subsidiaries, and the Stations owned and/or operated by them are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in a condition which is sufficient for the operation thereof in accordance with the past practice of the Station in question, and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority, including, without limitation, the FCC and (b) any FCC License, in each case except where such noncompliance or condition could not reasonably be expected to result in a Material Adverse Change.

(v) Title to Properties. The Company, the Guarantor and each of their respective subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(j) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Guarantor or any of their respective subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company, the Guarantor or any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, the Guarantor or any of their respective subsidiaries.

(w) Tax Law Compliance. The Company, the Guarantor and their respective consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise

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tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except with respect to any such state or foreign taxes where such failure to make such filings or pay such taxes would not result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company, the Guarantor or any of their consolidated subsidiaries, as the case may be, has not been finally determined.

(x) Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, or after receipt of payment for the Securities will not be, an “investment company” within the meaning of the Investment Company Act, and the Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(y) Insurance. Each of the Company, the Guarantor and their respective subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, including, but not limited to, policies covering real and personal property owned or leased by the Company, the Guarantor or their respective subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it, the Guarantor or any of their respective subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. None of the Company, the Guarantor or any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(z) No Price Stabilization or Manipulation. Neither the Company nor the Guarantor has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa) Company’s Accounting System. The Company and the Guarantor maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) ERISA Compliance. The Company, the Guarantor and their respective subsidiaries, each “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company,

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the Guarantor, their respective subsidiaries or their “ERISA Affiliates” (as defined below) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, the Guarantor, or any of their respective subsidiaries, any member of a group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company, the Guarantor or any of their respective subsidiaries is a member. No “reportable event” (as described in Section 4043(c) of ERISA), other than any such event for which the 30-day notice requirement has been waived pursuant to applicable regulations) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Guarantor, any of their respective subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” subject to Title IV of ERISA established or maintained by the Company, the Guarantor, any of their respective subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have an “amount of unfunded benefit liabilities” (as defined in Section 4001(a)(16) and 4001(a)(18) of ERISA) that would reasonably be expected to result in a Material Adverse Change. Neither the Company, the Guarantor, any of their respective subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Section 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (or a favorable determination letter has been requested within the applicable remedial amendment period), and nothing has occurred, whether by action or failure to act, which would adversely affect the qualified status of such plan. The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company and the Guarantor to each Purchaser in the immediately preceding sentence is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 2(g) as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(cc) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company, the Guarantor or any of their respective subsidiaries to or for the benefit of any of the officers or directors of the Company, the Guarantor or any of their respective subsidiaries or any of the members of any of them, except as disclosed in the Guarantor’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

(dd) Compliance with Laws. The Company has not been advised, and has no reason to believe, that the Company and the Guarantor are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

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(ee) Foreign Assets Control Regulations, Etc.

(i) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(ii) Neither the Company nor any subsidiary of the Company (A) is an entity described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (B) engages in any dealings or transactions with any such entity. The Company and its subsidiaries are in compliance, in all material respects, with the United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

(iii) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such act applies to the Company.

(ff) Status under Certain Statutes. Neither the Company nor any subsidiary of the Company is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Any certificate signed by an officer of the Company or the Guarantor and delivered to the Purchasers or to counsel for the Purchasers shall be deemed to be a representation and warranty by the Company or the Guarantor to the Purchasers as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. The Company agrees to issue and sell to the several Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, each of the Purchasers agrees, severally and not jointly, to purchase from the Company the number of Notes set forth opposite its name on Schedule I, at a purchase price equal to 98.25% of the principal amount thereof payable on the Closing Date.

(b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Purchasers and payment therefor shall be made at the offices of Kirkland & Ellis LLP, 153 East 53rd Street, New York, New York 10022 (or such other place as may be agreed to by the Company and the Purchasers) at 9:00 a.m. New York City time, on June 30, 2008 (the time and date of such closing are called the “Closing Date”).

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Purchasers certificates for the Securities on the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price

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therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Purchasers.

(d) Purchasers as Qualified Purchasers. Each Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A (“Qualified Institutional Buyer”) and an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(e) No Sales by General Solicitation or General Advertising. Each Purchaser, severally and not jointly, represents and warrants that neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D).

(f) Resale of Securities. Each Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that such Purchaser has not and will not make offers of the Securities purchased hereunder except solely to (i) persons whom such Purchaser reasonably believes to be Qualified Institutional Buyers, and (ii) persons permitted to purchase the Notes in offshore transactions in reliance upon Regulation S under the Securities Act (such persons specified in clauses (i) and (ii) are the “Subsequent Purchasers” referred to herein).

(g) Source of Funds. Each Purchaser, severally and not jointly, represents and warrants that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to the pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(i) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Class Exemption (“PTE”) 95–60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95–60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(ii) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(iii) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90–1 or (2) a bank collective investment fund, within the meaning of PTE 91–38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(iv) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84–14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor an entity controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96–23 (the “INHAM Exemption”)) managed by an “in–house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor an entity controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(v) the Source is a governmental plan; or

(vi) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vi); or

(vii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 2(g), the terms “employee benefit plan,” “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 3. Additional Covenants. The Company and the Guarantor further covenant and agree with each of the Purchasers as follows:

(a) Securities Act Matters. Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are

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outstanding if in the reasonable judgment of the Purchasers, the Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, the Company agrees to, at its own expense, amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein, if any, when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Purchasers with copies of each amendment or supplement filed and the information required to be provided to the Trustee pursuant to the Indenture. The Company and Guarantor hereby expressly acknowledge that the indemnification provisions of Section 8 of the Registration Rights Agreement are specifically applicable and relate to each registration statement, prospectus, amendment or supplement referred to in this Section 3.

(b) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it to reduce Revolver Borrowings (as defined in the Credit Agreement) under the Fourth Amended and Restated Credit Agreement, dated April 1, 2005, among the Company, NBG, Inc. and certain subsidiaries (the “Credit Agreement”).

(c) The Depositary. The Company will cooperate with the Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(d) Additional Issuer Information. So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, at any time when the Company or the Guarantor are not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of the Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d)(4).

(e) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Securities by the Company to the Purchasers, (i) the resale of the Securities by the Purchasers to Subsequent Purchasers or (ii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A thereunder or otherwise.

(f) Legended Securities. Each certificate for a Note will bear the legend contained in Section 7(iii) hereof.

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(g) PORTAL. The Company will use its reasonable best efforts to cause the Securities to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the “PORTAL market”).

(h) Payment of Special Counsel Fees. Without limiting the provisions of Section 8, the Company shall have paid on or before the Closing Date the reasonable fees, charges and disbursements of the Purchasers’ special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one day prior to the Closing Date.

(i) Terrorism Sanctions Regulations. The Company will not and will not permit any of its subsidiaries to (a) become an entity described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order (as defined below) or (b) engage in any dealings or transactions with any such entity. “Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

(j) Purchase of Nexstar Finance Notes. During the Repurchase Period (as defined below), the holders that are advised and sub-advised by AIG Global Investment Corp (the “Nexstar Finance Holders”) of the 11.375% Senior Discount Notes due 2013 (the “Nexstar Finance Notes”) shall have the right to require the Company to purchase, in one or more transactions and at one or more times, up to $5,273,242.18 aggregate principal amount of such Nexstar Finance Holders’ Notes, in each case at par plus accrued and unpaid interest thereon to the date of purchase, provided, however, that the Nexstar Finance Holders shall retain the right to sell all or any portion of the Nexstar Finance Notes to any Person at any time or times (including following the expiration of the Repurchase Period) after the date which is the earlier of (i) August 18, 2008 or (ii) the date the Company files with the Commission its Quarterly Report on Form 10-Q for the quarter ending June 30, 2008. “Repurchase Period” means the period (A) commencing on and including the earlier of (i) August 18, 2008 or (ii) the date the Company files with the Commission its Quarterly Report on Form 10-Q for the quarter ending June 30, 2008 and (B) ending on and including September 30, 2008. Notwithstanding anything to the contrary in this Agreement, the parties hereto agree that the Nexstar Finance Holders shall be express third party beneficiaries of this Section 3(j) and such Nexstar Finance Holders, or AIG Global Investment Corp., on their behalf, may enforce this Section 3(j).

AIG Global Investment Corp., on behalf of the several Purchasers, may, in its sole discretion, waive the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay (a) all costs and expenses of the Trustee (including costs and expenses of its legal counsel) and (b) all reasonable costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities, (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Purchasers, (iii) all fees and expenses of the Company’s and the Guarantor’s counsel and other advisors, (iv) all reasonable fees and expenses of the Purchasers’ counsel and other advisors, (v)

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all costs and expenses incurred in connection with the preparation, filing and distribution of this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Guarantee, (vi) all costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners provided, that such costs and expenses shall not exceed $10,000, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantor in connection with the approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantor of their obligations under this Agreement, and (x) all fees and expenses in connection with obtaining a CUSIP or Private Placement Number for the Securities.

SECTION 5. Conditions of the Obligations of the Purchasers. The obligations of the Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantor of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) No Material Adverse Change. In the reasonable judgment of the Purchasers, there shall not have occurred any Material Adverse Change with respect to the Guarantor, Mission Broadcasting, Inc. and their respective subsidiaries considered as one entity.

(b) Opinion of Counsel for the Company. On the Closing Date, the Purchasers shall have received the favorable opinion of Kirkland & Ellis LLP, counsel for the Company, dated as of such Closing Date, substantially in the form attached hereto as Exhibit A.

(c) Opinion of Regulatory Counsel for the Company. On the Closing Date, the Purchasers shall have received the favorable opinion of Drinker Biddle & Reath LLP, special regulatory counsel for the Company, dated as of such Closing Date, substantially in the form attached hereto as Exhibit B.

(d) Opinion of Counsel for the Purchasers. On the Closing Date, AIG Global Investment Corp. shall have received the favorable opinion of Baker Botts L.L.P., counsel for AIG Global Investment Corp., dated as of the Closing Date, with respect to such matters as may be reasonably requested by AIG Global Investment Corp.

(e) Officers’ Certificate. On the Closing Date, the Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect that:

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(i) the representations and warranties of the Company and the Guarantor set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

(ii) each of the Company and the Guarantor have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Secretary’s Certificate. On the Closing Date, the Purchasers shall have received a written certificate of the Company’s and the Guarantor’s Secretary or Assistant Secretary certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Securities and this Agreement.

(g) PORTAL Listing. On the Closing Date, the Securities shall have been designated for trading on the PORTAL market.

(h) Registration Rights Agreement. The Company and the Guarantor shall have entered into the Registration Rights Agreement, and the Purchasers shall have received executed counterparts thereof.

(i) Indenture. The Company, the Guarantor and the Trustee shall have entered into the Indenture, and the Purchasers shall have received an executed copy thereof.

(j) Additional Documents. On or before the Closing Date, the Purchasers and counsel for the Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 8 shall at all times be effective and shall survive such termination.

(k) Approvals. On or prior to the Closing Date, the Purchasers shall have received evidence that (a) all material governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained and remain in effect.

(l) Liens. Applicable UCC searches shall have been performed by the Company showing no liens other than liens permitted by this Agreement.

(m) Private Placement Number. A CUSIP or Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau shall have been obtained for the Securities.

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(n) Changes in Corporate Structure. Neither the Company nor the Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following December 31, 2007.

SECTION 6. Reimbursement of Purchasers’ Expenses. If this Agreement is terminated by the Purchasers pursuant to Section 5, or if the sale to the Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Purchasers (or such Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, but not limited to, fees and disbursements of counsel, and postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Purchasers, on the one hand, and the Company and the Guarantor, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

(i) Offers and sales of the Securities will be made only by the Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(ii) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(iii) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT

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PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.”

Following the sale of the Securities by the Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Purchasers shall not be liable or responsible to the Company or the Guarantor for any losses, damages or liabilities suffered or incurred by the Company or the Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by non-Affiliates of the Purchasers.

SECTION 8. Indemnification.

(a) Indemnification of the Purchasers. The Company agrees to indemnify and hold harmless (and the Guarantor guaranties the Company’s obligations pursuant to such section) each Purchaser and each of their respective Affiliates, partners, stockholders, members, officers, directors, agents, employees and controlling persons (each, an “Indemnitee”) from and against any and all actual losses, claims, damages, liabilities, expense or action to any such Indemnitee in connection with or as a result of (i) the execution or delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Guarantee or the performance or non-performance by the Company, the Guarantor and their respective subsidiaries of their respective obligations hereunder and under the other aforementioned financing documents, a breach of any representations and warranties made by the Company, any Guarantor or their respective subsidiaries in this Agreement, the Indenture, the Registration Rights Agreement, the Securities or any Note Guarantee (as defined in the Indenture), or the consummation of the transactions contemplated hereby or thereby, or (ii) the issuance of the Securities, including the authorized use of the information or material approved in writing by the Company in connection with the purchase and sale of the Securities; provided that the Company and the Guarantor shall not be liable to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability, expense or action (i) resulted directly from any

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such acts or failures to act undertaken or omitted to be taken by such Indemnitee through its gross negligence or willful misconduct or breaches of law applicable to such Indemnitee due to matters relating to its corporate or regulatory status or (ii) are asserted by an Affiliate of such Indemnitee; and to reimburse each Indemnitee for reasonable expenses as such expenses are reasonably incurred by such Indemnitee in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Company and the Guarantor may otherwise have.

(b) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(c) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason

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of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that (i) it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor, of their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or the Company or the Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 10. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Purchasers:

AIG Global Investment Corp., as Representative of the Purchasers

2929 Allen Parkway, A-36-01

Houston, TX 77019-2155

Facsimile: (713) 831-2328

Attention: Kafah Manna, Legal Department,

and

Employees Retirement System of Texas

1801 Brazos

Austin, TX 78701

Attention: Ann Fuelberg

with a copy to:

Baker Botts LLP

2001 Ross Avenue

Dallas, TX 75201

Facsimile: (214) 661-4527

Attention: Roderick A. Goyne, Esq.

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If to the Company or the Guarantor:

Nexstar Broadcasting, Inc.

909 Lake Carolyn Parkway, Suite 1450

Irving, TX 75039

Facsimile: (972) 373-8888

Attention: Matt E. Devine

with a copy to:

Kirkland & Ellis LLP

153 East 53rd Street

New York, NY 10022

Facsimile: (212) 446-4900

Attention: Christian O. Nagler, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from the Purchasers merely by reason of such purchase.

SECTION 12. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 13. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 14. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective

26

service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 15. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

27

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

NEXSTAR BROADCASTING, INC.

By:	/s/ Matthew E. Devine
Name:	Matthew E. Devine
Title:	Chief Financial Officer

NEXSTAR BROADCASTING GROUP, INC.

By:	/s/ Matthew E. Devine
Name:	Matthew E. Devine
Title:	Chief Financial Officer

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

American General Life Insurance Company

American General Life and Accident Insurance Company

American International Life Assurance Company of New York

AIG Life Insurance Company

Employees Retirement System of Texas

First SunAmerica Life Insurance Company

American International Group, Inc. Retirement Plan

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company

Stichting Pensioenfonds Medisch Specialisten

Stichting Pensioenfonds Voor Huisartsen

By:	AIG Global Investment Corp., Investment Adviser

	By:	/s/ John Yovanovic
		Name:	John Yovanovic
		Title:	Managing Director

EMD Invest F.M.B.A.

AIG Global Funds—AIG Strategic Bond Fund

AIG Global Funds—AIG US High Yield Bond Fund

By: AIG Global Investment Corp., Investment Sub-adviser

By:	/s/ John Yovanovic
	Name:	John Yovanovic
	Title:	Managing Director

SCHEDULE I

Purchasers	Number of Securities to be Purchased
American General Life Insurance Company	$4,825,000
American General Life and Accident Insurance Company	$1,425,000
American International Life Assurance Company of New York	$1,300,000
AIG Life Insurance Company	$1,300,000
AIG Global Funds - AIG Strategic Bond Fund	$175,000
AIG Global Funds - AIG US High Yield Bond Fund	$925,000
Employees Retirement System of Texas	$5,200,000
First SunAmerica Life Insurance Company	$1,050,000
EMD Invest F.M.B.A.	$1,875,000
American International Group, Inc. Retirement Plan	$225,000
Stichting Pensioenfonds Medisch Specialisten	$500,000
Stichting Pensioenfonds Voor Huisartsen	$675,000
The United States Life Insurance Company in the City of New York	$775,000
The Variable Annuity Life Insurance Company	$15,373,410

Total	$35,623,410

Sch I-1

SCHEDULE II

Subsidiaries

Subsidiaries of the Company: None.

Subsidiaries of the Guarantor: Nexstar Broadcasting, Inc. and Nexstar Finance Holdings, Inc.

Sch II-1

SCHEDULE III

Stations and FCC Licenses of the Company1

Licensee: Nexstar Broadcasting, Inc.

Port Arthur, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KBTV-TV	08/01/2006
(Channel 4, Port Arthur, Texas)
STA for Low Power DTV	KBTV-DT	11/19/2008
(Channel 40, Port Arthur, Texas)
TV Intercity Relay	KB98129	08/01/2006
TV Studio Transmitter Link	KLA89	08/01/2006
TV Pickup	KT2456	08/01/2006
TV Intercity Relay	WLD443	08/01/2006
Weather Radar Station	WPWH542	11/18/2012

Wichita Falls, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KFDX-TV	08/01/2006
(Channel 3, Wichita Falls, Texas)
STA for Low Power DTV	KFDX-DT	11/19/2008
(Channel 28, Wichita Falls, Texas)
Auxiliary Low Power System	BLP00464	08/01/2006
TV Pickup	KB55270	08/01/2006
TV Pickup	KJ3525	08/01/2006
Auxiliary Remote Pickup	KLB725	08/01/2006

[1]

All stations with expired station licenses have timely submitted applications for renewal of license, which are still pending. The FCC is holding renewal applications from network-affiliated TV stations because of indecency complaints against certain network programming. Under the FCC’s rules, as long as the renewal application was timely filed and the application is pending, the station is duly authorized to operate under the prior license.

“STA” means special temporary authority.

Sch III-1

Lubbock, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KLBK-TV	08/01/2006
(Channel 13, Lubbock, Texas)
DTV Facility	KLBK-DT	BLCDT-20080227ABM	[2]
(Channel 40, Lubbock, Texas)
Television Translator Station	K44FG	08/01/2006
TV Pickup	KC62829	08/01/2006

Midland, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KMID	08/01/2006
(Channel 2, Midland, Texas)
STA for Low Power DTV	KMID-DT	11/19/2008
(Channel 26, Midland, Texas)
Receive Only Earth Station	E060057	02/23/2021
TV Translator Station License	K12FM	08/01/2006
TV Pickup	KB96686	08/01/2006
TV Studio Transmitter Link	KKR61	08/01/2006
TV Studio Transmitter Link	WHG362	08/01/2006
TV Intercity Relay	WLE628	08/01/2006
TV Intercity Relay	WLE644	08/01/2006
TV Intercity Relay	WLF217	08/01/2006
Weather Radar Station	WPMY327	03/25/2014
TV Intercity Relay	WPYE578	08/01/2006

Abilene, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KTAB-TV	08/01/2014
(Channel 32, Abilene, Texas)
DTV License	KTAB-DT	08/01/2014
(Channel 24, Abilene, Texas)
Business Radio	KA51599	04/17/2014
TV Pickup	KS5717	08/01/2014
Business Radio	WGA708	04/17/2014
TV Studio Transmitter Link	WGH906	08/01/2014

[2]	Pending DTV license application. Currently operating under program test authority.

Sch III-2

TV Studio Transmitter Link	WQGH981	08/01/2014
TV Studio Transmitter Link	WQIW299	08/01/2014
Business Radio	WZJ613	04/17/2014

San Angelo, Texas

Facility Type	Call Sign	Exp. Date
Television Broadcast Station License	KLST	08/01/2006
(Channel 8, San Angelo, Texas)
STA for Low Power DTV	KLST-DT	08/18/2008
(Channel 11, San Angelo, Texas)
TV Pickup	KP8019	08/01/2006
TV Studio Transmitter Link	WGV763	08/01/2006
Remote Pickup	WQB259	08/01/2006
Remote Pickup	WQB296	08/01/2006

Texarkana, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KTAL-TV	08/01/2014
(Channel 6, Texarkana, Texas)
DTV License	KTAL-DT	08/01/2014
(Channel 15, Texarkana, Texas)
TV Pickup	KA88839	08/01/2014
TV Intercity Relay	WHB602	08/01/2014
TV Studio Transmitter Link	WHB603	08/01/2014
TV Studio Transmitter Link	WHB604	08/01/2014
TV Intercity Relay	WLP781	08/01/2014
TV Intercity Relay	WLP782	08/01/2014

Sch III-3

Amarillo, Texas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KAMR-TV	08/01/2006
(Channel 4, Amarillo, Texas)
DTV Facility	KAMR-DT	BLCDT-20080519ACZ	[3]
(Channel 19, Amarillo, Texas)
Television Translator Station	K25CP	08/01/2006
Television Translator Station	K28BA	10/01/2006
Television Translator Station	K45BF	10/01/2006
Low Power Auxiliary	BLP01103	08/01/2006
Low Power Auxiliary	BPL00752	08/01/2006
TV Pickup	KA2113	08/01/2006
TV Pickup	KC25028	08/01/2006
TV Studio Transmitter Link	KKP50	08/01/2006
Weather Radar Station	KYV352	04/08/2011
TV Intercity Relay	WLL233	08/01/2006
TV Intercity Relay	WPNG524	08/01/2006
TV Studio Transmitter Link	WPQL768	08/01/2006
Microwave Radio Station	WNTF653	07/27/2010

[3]	Pending DTV license application. Currently operating under program test authority.

Sch III-4

Wilkes-Barre, Pennsylvania

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WBRE-TV	08/01/2007
(Channel 28, Wilkes-Barre, Pennsylvania)
DTV Facility	WBRE-DT	08/01/2007
(Channel 11, Wilkes-Barre, Pennsylvania)
TV Translator Station License	W24BL	08/01/2007
TV Translator Station License	W30AN	08/01/2007
TV Translator Station License	W51BP	08/01/2007
TV Translator Station License	W64AL	08/01/2007
Transmit-Only Earth Station License	E910642	11/01/2011
Transmit-Receive Earth Station License	E020058	05/03/2017
TV Pickup	KA35201	08/01/2007
TV Pickup	KA35245	08/01/2007
TV Pickup	KA74870	08/01/2007
TV Pickup	KC62824	08/01/2007
Broadcast Auxiliary	KF5726	08/01/2007
TV Studio Transmitter Link	KGH66	08/01/2007
R/P Base Mobile System	KGU973	08/01/2007
TV Pickup	KK4138	08/01/2007
TV Pickup	KL2535	08/01/2007
TV Pickup	KP4407	08/01/2007
R/P Base Mobile System	KQB618	08/01/2007
TV Pickup	KR7688	08/01/2007
TV Pickup	KR7693	08/01/2007
TV Pickup	KR7771	08/01/2007
TV Pickup	KS2001	08/01/2007
TV Pickup	KY2899	08/01/2007
R/P Mobile	KY5608	08/01/2007
TV Studio Transmitter Link	KZO21	08/01/2007
TV Intercity Relay	WFW575	08/01/2007
TV Intercity Relay	WGI290	08/01/2007
TV Intercity Relay	WHB674	08/01/2007
TV Intercity Relay	WLI324	08/01/2007
TV Intercity Relay	WLI325	08/01/2007
TV Intercity Relay	WLI337	08/01/2007
TV Intercity Relay	WMF322	08/01/2007
TV Intercity Relay	WMF323	08/01/2007

Sch III-5

Erie, Pennsylvania

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WJET-TV	08/01/2007
(Channel 24, Erie, Pennsylvania)
STA for Low Power DTV	WJET-DT	02/17/2009
(Channel 58, Erie, Pennsylvania)
Receive Only Earth Station	E050369	12/05/2020
Auxiliary TV Broadcast Pickup	KC26079	08/01/2007
TV Intercity Relay	WPJE618	08/01/2007
Weather Radar Station	WPOZ488	09/14/2014
R/P Base Mobile System	WSM744	08/01/2007

Lancaster, Pennsylvania

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WLYH-TV	08/01/2007
(Channel 15, Lancaster, Pennsylvania)
DTV License	WLYH-DT	08/01/2007
(Channel 23, Lancaster, Pennsylvania)
Auxiliary TV Broadcast Pickup	KB55005	08/01/2007
Auxiliary TV Broadcast Pickup	KB55006	08/01/2007
Auxiliary TV Broadcast Pickup	KK4241	08/01/2007
TV Studio Transmitter Link	KGK41	08/01/2007
TV Intercity Relay	WBB498	08/01/2007
Business Radio	KNHN340	09/28/2013

Sch III-6

Altoona, Pennsylvania

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WTAJ-TV	08/01/2007
(Channel 10, Altoona, Pennsylvania)
DTV License	WTAJ-DT	08/01/2007
(Channel 32, Altoona, Pennsylvania)
Transmit-Receive Earth Station	E960484	09/20/2021
Auxiliary TV Broadcast Pickup	KA88955	08/01/2007
Auxiliary TV Broadcast Pickup	KA88956	08/01/2007
Auxiliary TV Broadcast Pickup	KB96844	08/01/2007
R/P Base Mobile System	KB97965	08/01/2007
R/P Base Mobile System	KC24269	08/01/2007
R/P Base Mobile System	KGI348	08/01/2007
R/P Base Mobile System	KPH858	08/01/2007
R/P Base Mobile System	KPK851	08/01/2007
TV Studio Transmitter Link	KZB39	08/01/2007
TV Intercity Relay	WHS331	08/01/2007
TV Intercity Relay	WLI217	08/01/2007
TV Intercity Relay	WPJE457	08/01/2007
TV Intercity Relay	WPNF686	08/01/2007
TV Intercity Relay	WPNG696	08/01/2007
TV Intercity Relay	WPNG697	08/01/2007
TV Intercity Relay	WPNN748	08/01/2007
TV Studio Transmitter Link	WPZZ407	08/01/2007
TV Studio Transmitter Link	WQAH854	08/01/2007

Rochester, New York

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WROC-TV	06/01/2007
(Channel 8, Rochester, New York)
DTV License	WROC-DT	06/01/2007
(Channel 45, Rochester, New York)
Transmit/Receive Earth Station	E000660	12/12/2010
TV Pickup	KA4851	06/01/2007
TV Intercity Relay	KA6058	06/01/2007
TV Studio Transmitter Link	KEA91	06/01/2007
TV Pickup	KR4704	06/01/2007
TV Pickup	KR4705	06/01/2007
Auxiliary Remote Pickup	WHE925	06/01/2007
Auxiliary Remote Pickup	WHE926	06/01/2007
Private Operational Fixed Microwave	WPOU895	08/26/2009

Sch III-7

Utica, New York

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WFXV	06/01/2007
(Channel 33, Utica, New York)
STA for Low Power DTV	WFXV-DT	11/19/2008
(Channel 27, Utica, New York)
Low Power Television Station	WPNY-LP	06/01/2007
(Channel 11, Utica, New York)
Television Translator Station	W31BP	06/01/2007
Television Translator Station	W53AM	06/01/2007
TV Intercity Relay	WPOP508	06/01/2007

Hagerstown, Maryland

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WHAG-TV	10/01/2004
(Channel 25, Hagerstown, Maryland)
STA for Low Power DTV	WHAG-DT	02/17/2009
(Channel 55, Hagerstown, Maryland)
Transmit-Receive Earth Station	E030037	05/01/2018
TV Pickup	KC26220	10/01/2004
TV Studio Transmitter Link	WBI22	10/01/2004
TV Intercity Relay	WBI25	10/01/2004
TV Studio Transmitter Link	WPNJ935	10/01/2004
TV Pickup	WPXL303	10/01/2004
Business Radio License	WQDV772	11/09/2015

Sch III-8

St. Joseph, Missouri

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KQTV	02/01/2006
(Channel 2, St. Joseph, Missouri)
STA for Low Power DTV	KQTV-DT	02/17/2009
(Channel 53, St. Joseph, Missouri)
TV Pickup	KC26093	02/01/2006
Remote Pickup	KGJ814	02/01/2006
Remote Pickup	KJ5467	02/01/2006
Remote Pickup	KJ5469	02/01/2006
Remote Pickup	KK4811	02/01/2006
R/P Automatic Relay	KQB577	02/01/2006

Joplin, Missouri

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KSNF	02/01/2006
(Channel 16, Joplin, Missouri)
STA for Low Power DTV	KSNF-DT	11/19/2008
(Channel 46, Joplin, Missouri)
TV Pickup	KW6078	02/01/2006
Weather Radar Station	WPMJ419	08/12/2013
TV Intercity Relay	WQGL521	02/01/2006

Springfield, Missouri

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KSFX-TV	02/01/2006
(Channel 27, Springfield, Missouri)
DTV Facility	KSFX-DT	BLCDT-20070213ABB	[4]
(Channel 28, Springfield, Missouri)
Receive-Only Earth Station	E030122	05/23/2018
Remote Pickup Base Station	KPJ259	02/01/2006
TV Studio Transmitter Link	WHS242	02/01/2006

[4]	Pending DTV license application. Currently operating under program test authority.

Sch III-9

Evansville, Indiana

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WTVW	08/01/2005
(Channel 7, Evansville, Indiana)
DTV Facility	WTVW-DT	BLCDT-20070612ABZ	[5]
(Channel 28, Evansville, Indiana)
TV Pickup	KA44252	08/01/2005
TV Pickup	KA44253	08/01/2005
TV Pickup	KA44254	08/01/2005
TV Studio Transmitter Link	KSI66	08/01/2005
TV Intercity Relay	WFD560	08/01/2005
TV Intercity Relay	WPNG530	08/01/2005

Terre Haute, Indiana

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WTWO	08/01/2005
(Channel 2, Terre Haute, Indiana)
STA for Low Power DTV	WTWO-DT	11/19/2008
(Channel 36, Terre Haute, Indiana)
TV Pickup	KC26086	08/01/2005
TV Pickup	KK2587	08/01/2005
R/P Base Mobile System	KLH391	08/01/2005
Broadcast Auxiliary	KW4107	08/01/2005
TV Pickup	KW4108	08/01/2005
TV Intercity Relay	WHF306	08/01/2005
TV Intercity Relay	WMU968	08/01/2005
Weather Radar Station	WPPH816	01/06/2015

Fort Wayne, Indiana

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WFFT-TV	08/01/2005
(Channel 55, Fort Wayne, Indiana)
STA for Low Power DTV	WFFT-DT	11/19/2008
(Channel 36, Fort Wayne, Indiana)

[5]	Pending DTV license application. Currently operating under program test authority.

Sch III-10

Springfield, Illinois

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WCFN	12/01/2005
(Channel 49, Springfield, Illinois)
STA for Low Power DTV	WCFN-DT	02/17/2009
(Channel 53, Springfield, Illinois)
TV Studio Transmitter Link	WLD973	12/01/2005

Rockford, Illinois

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WQRF-TV	12/01/2005
(Channel 39, Rockford, Illinois)
DTV Facility	WQRF-DT	BLCDT-20070404ABY	[6]
(Channel 42, Rockford, Illinois)
TV Studio Transmitter Link	WDT860	12/01/2005

[6]	Pending DTV license application. Currently operating under program test authority.

Sch III-11

Peoria, Illinois

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WMBD-TV	12/01/2005
(Channel 31, Peoria, Illinois)
DTV Facility	WMBD-DT	BLCDT-20061019ADD	[7]

(Channel 30, Peoria, Illinois)
TV Pickup	KA88843	12/01/2005
TV Pickup	KA88844	12/01/2005
TV Intercity Relay	KSI71	12/01/2005
TV Intercity Relay	KSI72	12/01/2005
TV Intercity Relay	KSI73	12/01/2005
Remote Pickup	KSJ777	12/01/2005
TV Studio Transmitter Link	KSK48	12/01/2005
TV Intercity Relay	WBJ984	12/01/2005
TV Intercity Relay	WBJ985	12/01/2005
TV Intercity Relay	WLG752	12/01/2005
TV Intercity Relay	WMU973	12/01/2005
TV Intercity Relay	WMV276	12/01/2005
Business Radio	WNTX533	02/08/2010
TV Intercity Relay	WQGA585	12/01/2005

[7]	Pending DTV license application. Currently operating under program test authority.

Sch III-12

Champaign, Illinois

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WCIA	12/01/2005
(Channel 3, Champaign, Illinois)
DTV Facility	WCIA-DT	BLCDT-20070612ABY	[8]
(Channel 48, Champaign, Illinois)
Transmit-Receive Earth Station	E920434	07/24/2017
Auxiliary Low Power Station	BLP00192	12/01/2005
Auxiliary Low Power Station	BLP00544	12/01/2005
Auxiliary Low Power Station	BLP00883	12/01/2005
Auxiliary Low Power Station	BLP00919	12/01/2005
Auxiliary Low Power Station	BLP01124	12/01/2005
Auxiliary Low Power Station	BLP01288	12/01/2005
TV Pickup	KA88970	12/01/2005
TV Pickup	KA95317	12/01/2005
TV Pickup	KC5875	12/01/2005
TV Studio Transmitter Link	KSG35	12/01/2005
TV Intercity Relay	KSI74	12/01/2005
TV Intercity Relay	KSI75	12/01/2005
TV Intercity Relay	KSI76	12/01/2005
TV Pickup	KW6065	12/01/2005
TV Pickup	KW6066	12/01/2005
TV Pickup	KW6073	12/01/2005
TV Pickup	KW6074	12/01/2005
TV Intercity Relay	WBJ983	12/01/2005
TV Intercity Relay	WBJ986	12/01/2005
TV Intercity Relay	WBJ987	12/01/2005
TV Intercity Relay	WBJ988	12/01/2005
TV Intercity Relay	WLG233	12/01/2005
TV Intercity Relay	WPNL408	12/01/2005
Business Radio	KAP730	12/01/2015

[8]	Pending DTV license application. Currently operating under program test authority.

Sch III-13

Dothan, Alabama

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	WDHN	04/01/2005
(Channel 18, Dothan, Alabama)
STA for Low Power DTV	WDHN-DT	08/18/2008
(Channel 21, Dothan, Alabama)
Receive Only Earth Station	E050390	12/19/2020
TV Pickup	KY7799	04/01/2005

Fort Smith, Arkansas

Facility Type	Call Sign	Exp. Date
Television Broadcast Station License	KFTA-TV	06/01/2013
(Channel 24, Fort Smith, Arkansas)
DTV License	KFTA-DT	06/01/2013
(Channel 27, Fort Smith, Arkansas)
Transmit Receive Earth Station	E000609	11/13/2010
TV Studio Transmitter Link	WDD713	06/01/2013
Intercity Relay	WDT813	06/01/2013
Intercity Relay	WDT814	06/01/2013
Intercity Relay	WDT815	06/01/2013
Intercity Relay	WDT816	06/01/2013
Intercity Relay	WDT850	06/01/2013
Intercity Relay	WPNF891	06/01/2013
Intercity Relay	WPTG330	06/01/2013
Intercity Relay	WPTG331	06/01/2013
Intercity Relay	WPTG334	06/01/2013
Intercity Relay	WPTG339	06/01/2013
Intercity Relay	WPTN382	06/01/2013
Intercity Relay	WPTX765	06/01/2013
Remote Pickup	WPXN366	06/01/2013
Weather Radar Station	WPQJ586	08/09/2015

Sch III-14

Rogers, Arkansas

Facility Type	Call Sign	Exp. Date
Television Broadcast Station License	KNWA-TV	06/01/2005
(Channel 51, Rogers, Arkansas)
DTV Facility	KNWA-DT	BLCDT-20060915ANF	[9]
(Channel 50, Rogers, Arkansas)
Intercity Relay	WPNF934	06/01/2005
Intercity Relay	WPNK630	06/01/2005
Remote Pickup	WPXV734	06/01/2005
Business Radio License	WPQX728	11/14/2010
Intercity Relay	WQCG358	06/01/2005
Intercity Relay	WQEK477	06/01/2005
Intercity Relay	WQFP323	06/01/2005
Intercity Relay	WQHP517	06/01/2005
Intercity Relay	WQIA924	06/01/2005
TV Pickup	WQGL225	06/01/2005

[9]	Pending DTV license application. Currently operating under program test authority.

Sch III-15

Little Rock, Arkansas

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KARK-TV	06/01/2005
(Channel 4, Little Rock, Arkansas)
DTV Facility	KARK-DT	BLCDT-20060504ABM	[10]
(Channel 32, Little Rock, Arkansas)
Transmit-Receive Earth Station	E010024	03/28/2011
Low Power Auxiliary	BLP00411	06/01/2005
TV Pickup	KA2132	06/01/2005
TV Pickup	KA2133	06/01/2005
TV Pickup	KA74957	06/01/2005
TV Pickup	KA74958	06/01/2005
TV Pickup	KE5898	06/01/2005
TV Pickup	KE8994	06/01/2005
Remote Pickup	KEH571	06/01/2005
Remote Pickup	KLB542	06/01/2005
TV Studio Transmitter Link	KLT43	06/01/2005
Remote Pickup	KPG254	06/01/2005
Remote Pickup	KPG803	06/01/2005
TV Pickup	KR9873	06/01/2005
TV Pickup	KS2058	06/01/2005
TV Pickup	KS2059	06/01/2005
Intercity Relay	WAY649	06/01/2005
Intercity Relay	WCG701	06/01/2005
Intercity Relay	WHB954	06/01/2005
Intercity Relay	WLG538	06/01/2005
Weather Radar Station	WPKU229	07/15/2012
Remote Pickup	WQA949	06/01/2005
Remote Pickup	WQA950	06/01/2005
Remote Pickup	WQA951	06/01/2005
Remote Pickup	WQA952	06/01/2005

[10]	Pending DTV license application. Currently operating under program test authority.

Sch III-16

West Monroe, Louisiana

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KARD	06/01/2005
(Channel 14, West Monroe, Louisiana)
DTV Facility	KARD-DT	BLCDT-20080116ABD	[11]
(Channel 14, West Monroe, Louisiana)
Auxiliary Remote Pickup	KPG931	06/01/2005
Remote Pickup Base Station	KPJ413	06/01/2005
TV Studio Transmitter Link	WHY494	06/01/2005
TV Intercity Relay	WHY662	06/01/2005
TV Studio Transmitter Link	WLE984	06/01/2005
TV Studio Transmitter Link	WLF699	06/01/2005
TV Studio Transmitter Link	WLQ852	06/01/2005

[11]	Pending DTV license application. Currently operating under program test authority.

Sch III-17

Billings, Montana

Facility Type	Call Sign	Exp. Date
TV Broadcast Station License	KSVI	04/01/2006
(Channel 6, Billings, Montana)
STA for Low Power DTV	KSVI-DT	08/18/2008
(Channel 18, Billings, Montana)
Television Translator Station	K06AT	10/01/2014
Television Translator Station	K16DH	04/01/2006
Television Translator Station	K16DZ	04/01/2006
Television Translator Station	K19FF	04/01/2006
Television Translator Station	K25BP	04/01/2006
Television Translator Station	K27IM	04/01/2014
Television Translator Station	K33EA	04/01/2006
Television Translator Station	K58IH	04/01/2014
Television Translator Station	K66EQ	04/01/2006
Receive Only Earth Station	E040435	11/11/2019
TV Intercity Relay	WGZ505	04/01/2006
TV Translator Relay	WHB781	04/01/2006
TV Translator Relay	WHQ291	04/01/2006
TV Studio Transmitter Link	WLE397	04/01/2006
TV Intercity Relay	WLE992	04/01/2006
TV Studio Transmitter Link	WME778	04/01/2006
TV Studio Transmitter Link	WME779	04/01/2006
TV Studio Transmitter Link	WME780	04/01/2006
TV Translator Relay	WPJA562	04/01/2006
TV Intercity Relay	WPNH966	04/01/2006
TV Intercity Relay	WPQY442	04/01/2006
TV Intercity Relay	WPUI709	04/01/2006
TV Pickup	WPUQ395	04/01/2006

Sch III-1

SCHEDULE IV

Local Service Agreements

Service Agreements	Stations
TBA(1)	WFXP, Erie, PA
KHMT, Billings, MT

SSA & JSA(2)	KJTL and KJBO-LP, Wichita Falls, TX
KOLR, Springfield, MO
KCIT and KCPN-LP, Amarillo, TX
KAMC, Lubbock, TX
KRBC, Abilene, TX
KSAN, San Angelo, TX
WUTR, Utica, NT
WFXW, Terre Haute, IN
WYOU, Scranton, PA
KODE, Joplin, MO
KTVE, Ed Dorado, AR
WTVO, Rockford, IL

OA(3)	WYZZ, Peoria, IL
WUHF, Rochester, NY

(1)

Nexstar has a time brokerage agreement (“TBA”) with each of these Mission Broadcasting, Inc. stations. The TBAs allow Nexstar to program most of each station’s broadcast time, sell each station’s advertising time and retain the advertising revenue generated in exchange for monthly payments to Mission. In addition, Nexstar station WLYH-TV, Lancaster, PA, operates under a TBA with Newport Television’s station WHP-TV, Harrisburg, PA, pursuant to which Newport programs WLYH-TV’s broadcast time and sells its advertising time in return for certain payments to Nexstar.

(2)

Nexstar has both a shared services agreement (“SSA”) and a joint sales agreement “(“JSA”) with each of these Mission Broadcasting, Inc. stations. Under these SSAs, Nexstar provides certain services to Mission such as news production, technical maintenance and master control functions, in exchange for Nexstar’s right to receive certain payments from Mission as described in the SSAs. The JSAs permit Nexstar to sell and retain a percentage of the net revenue from the station’s advertising time in return for monthly payments to Mission of the remaining percentage of net revenue, as described in the JSAs.

(3)

Nexstar provides services to WYZZ and WUHF, which are licensed to subsidiaries of Sinclair Broadcasting Group, Inc., under Outsourcing Agreements (“OA”). OAs allow for similar arrangements as those provided for under a JSA and SSA.

Sch IV-1

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Purchaser understands that:

Such Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Accordingly, such Purchaser represents and agrees that it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirements of Regulation S.

Such Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than “distributors” (as defined in Regulation S) in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.”

Annex 1